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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K



                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 28, 1998
                                                        ------------------


                            REPUBLIC SERVICES, INC.
                            -----------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


     1-14267                                                  65-0716904
     -------                                                  ----------
   (Commission                                             (IRS Employer
   File Number)                                          Identification No.)



           110 S.E. 6th Street
           Ft. Lauderdale, FL                                    33301
- -----------------------------------------                      ----------
(Address of principal executive offices)                       (Zip Code)


      Registrant's telephone number, including area code (954) 769-6000
                                                         --------------


                                    N.A.
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)
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Item 5. Other Events.

On September 28, 1998 Republic Services, Inc. (the "Company") issued a press release to announce that the Company had entered into a definitive agreement with Waste Management, Inc. ("Waste Management") to acquire substantially all of the assets Waste Management is required to divest as part of the USA Waste-Waste Management merger plus certain additional properties and assets. The transaction is subject to various state and federal agency approvals.

The description contained herein of the proposed acquisition of certain assets of Waste Management is qualified in its entirety by reference to the Press Release dated September 28, 1998, attached hereto as Exhibit 99, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.


        (c)     Exhibits.

                Exhibit No.      Description
                -----------      -----------

                    99           Press Release of the Company dated
                                 September 28, 1998.
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                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        REPUBLIC SERVICES, INC.




                                        By: /s/ David A. Barclay
                                            --------------------------------
                                            David A. Barclay
                                            Senior Vice President
                                             and General Counsel



Date: October 1, 1998